                             AGREEMENT OF AMENDMENT


         This AGREEMENT OF AMENDMENT (this "Agreement") dated as of January 1, 1998, among DAIRY MART CONVENIENCE STORES, INC. (the "Company"), BANK OF BOSTON CONNECTICUT, individually and as Agent under the Credit Agreement (as hereinafter defined), HELLER FINANCIAL, INC. ("Heller") and STATE STREET BANK AND TRUST COMPANY ("State Street").

         WHEREAS, the Company, the banks and other financial institutions listed on Schedule 1 thereto (collectively, with any banks or financial institutions from time to time parties thereto, the "Banks"), and Bank of Boston Connecticut ("BOBC"), as agent of the Banks thereunder (in such capacity, the "Agent") entered into a certain Credit Agreement dated as of April 24, 1996 (as amended the "Credit Agreement"); and

         WHEREAS, the Company, the Banks and the Agent wish to amend the Credit Agreement as more fully set forth below.

         NOW THEREFORE, the parties hereto agree as follows:


                          I.  AGREEMENT OF THE PARTIES

         1. Unless the context shall otherwise require, all capitalized terms used herein without definition shall have the meanings assigned to them in the Credit Agreement.

         2. Section 1.1 of the Credit Agreement shall be, and hereby is, amended by deleting the definitions of "Adjusted Consolidated Indebtedness" and "Minimum Consolidated Net Worth" in their entirety and substituting in lieu thereof the following:


            "ADJUSTED CONSOLIDATED INDEBTEDNESS" that amount which is equal to Consolidated Indebtedness reduced by an amount equal to the sum of
            (i) Cash and Cash Equivalents, and (ii) that portion of the Company's assets (as shown on its balance sheet) which represents real property owned by the Company and used for stores with respect to which the Company is party to a fully binding commitment to enter into a sale-leaseback arrangement within sixty days following the date of such calculation.

            "MINIMUM CONSOLIDATED NET WORTH" (i) as at the FQED to occur on or about February 1, 1997: $7,500,000; (ii) as at the FQED to occur on or about April 30, 1997: $6,750,000; (iii) as at the FQED to occur on or about July 31, 1997: $7,900,000; (iv) as at the FQED to occur on or about October 31, 1997: $8,700,000; (v) as at the FQED to occur on or about January 31, 1998: $6,300,000; (vi) as at the FQED to occur on or about April 30, 1998: $4,800,000; (vii) as at the FQED to occur on or about July 31, 1998: $5,400,000; (viii) as at the FQED to occur on or about October 30, 1998: $5,850,000; and
            (ix) as at the FQED to occur on or about January 31, 1999:
            $5,600,000 and thereafter, $5,600,000 plus 50% of Cumulative

            Consolidated Net Income earned after the FQED ending approximately January 31, 1999.

         3. Section 7.1(a) of the Credit Agreement shall be, and hereby is, amended by deleting such Section 7.1(a) in its entirety and substituting in lieu thereof the following:

            (a) ADJUSTED CONSOLIDATED INDEBTEDNESS TO CONSOLIDATED EBITDA. For any period of four consecutive fiscal quarters ending on any FQED set forth below, permit the ratio of (i) Adjusted Consolidated Indebtedness at the end of such period to (ii) Consolidated EBITDA for such period to be more than the ratio set forth opposite such
            FQED:


-------------------------------------------------------------------------------
                   FQED                                              Ratio
-------------------------------------------------------------------------------
 The FQED ending on or about February 1, 1997                    4.50 to 1.00
-------------------------------------------------------------------------------
 The FQED ending on or about April 30, 1997                      5.25 to 1.00
-------------------------------------------------------------------------------
 The FQED ending on or about July 31, 1997                       3.80 to 1.00
-------------------------------------------------------------------------------
 The FQED ending on or about October 31, 1997                    4.60 to 1.00
-------------------------------------------------------------------------------
 The FQED ending on or about January 31, 1998                    5.00 to 1.00
 -------------------------------------------------------------------------------
 The FQED ending on or about April 30, 1998                      5.85 to 1.00
-------------------------------------------------------------------------------
 The FQED ending on or about July 31, 1998                       5.65 to 1.00
-------------------------------------------------------------------------------
 The FQED ending on or about October 30, 1998                    5.25 to 1.00
-------------------------------------------------------------------------------
 The FQED ending on or about January 31, 1999 and thereafter     4.65 to 1.00
-------------------------------------------------------------------------------


         4. Section 7.1(b) of the Credit Agreement shall be, and hereby is, amended by deleting Section 7.1(b) in its entirety and substituting in lieu thereof the following:


            (b) EBITDA TO INTEREST EXPENSE. For any period of four consecutive fiscal quarters ending on any FQED set forth below, permit the ratio of (i) Consolidated EBITDA for the applicable period to (ii) Consolidated Interest Expense for such period to be less than the ratio set forth opposite such FQED:

-------------------------------------------------------------------------------
                   FQED                                              Ratio
-------------------------------------------------------------------------------
 The FQED ending on or about February 1, 1997                    2.00 to 1.00
-------------------------------------------------------------------------------
 The FQED ending on or about April 30, 1997, July 30,            1.60 to 1.00
 1997 and October 31, 1997
-------------------------------------------------------------------------------
 The FQED ending on or about January 31, 1998                    1.60 to 1.00
-------------------------------------------------------------------------------
 The FQED ending on or about April 30, 1998                      1.40 to 1.00
-------------------------------------------------------------------------------
 The FQED ending on or about July 31, 1998                       1.45 to 1.00
-------------------------------------------------------------------------------
 The FQED ending on or about October 30, 1998                    1.60 to 1.00
-------------------------------------------------------------------------------
 The FQED ending on or about January 31, 1999                    2.00 to 1.00
-------------------------------------------------------------------------------


         5. Section 7.1(c) of the Credit Agreement shall be, and hereby is, amended by deleting Section 7.1(c) in its entirety and substituting in lieu thereof the following:


            (c) FIXED CHARGE COVERAGE. For any period of four consecutive fiscal quarters ending on any FQED set forth below, permit the ratio of (i) Consolidated EDITDAR minus the amount of any federal, state and local income taxes levied by a Governmental Authority on the revenues of the Company which are actually paid by the Company or its consolidated Subsidiaries in cash during such period, to
            (ii) Consolidated Interest Expense, plus all principal payments required to be made during the period on account of any Consolidated Indebtedness, plus the amount of any Consolidated Rent Expense during the period, to be less than the ratio set forth opposite such
            FQED:

-------------------------------------------------------------------------------
                   FQED                                              Ratio
-------------------------------------------------------------------------------
 The FQED ending on or about February 1, 1997                    1.20 to 1.00
-------------------------------------------------------------------------------
 The FQED ending on or about April 30, 1997, July 31,            1.25 to 1.00
 1997 and October 31, 1997
-------------------------------------------------------------------------------
 The FQED ending on or about January 1, 1998                     1.25 to 1.00
-------------------------------------------------------------------------------
 The FQED ending on or about April 30, 1998                      1.05 to 1.00
-------------------------------------------------------------------------------
 The FQED ending on or about July 31, 1998                       1.15 to 1.00
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The FQED ending on or about October 30, 1998                     1.20 to 1.00
--------------------------------------------------------------------------------
The FQED ending on or about January 31, 1999 and                 1.25 to 1.00
thereafter
--------------------------------------------------------------------------------


     6. Except as specifically amended or modified by this Agreement, all terms and conditions set forth in the Credit Agreement and the Security Document remain in full force and effect.

     7. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

     8. The Company shall reimburse the Agent for the fees and expenses of its counsel in connection with this Agreement.

     9. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

         II. REPRESENTATIONS AND WARRANTIES OF COMPANY

     The Company represents and warrants as follows:

     1. The representations and warranties set forth in the Credit Agreement are true and correct in all material respects on the date hereof as if made on the date hereof.

     2. After giving effect to this Agreement, no Event of Default has occurred and is continuing, and no event or condition has occurred or exists which would constitute an Event of Default but for the giving of notice or passage of time or both.

             III. CONDITIONS TO EFFECTIVENESS

     This Agreement shall be effective upon satisfaction of the following conditions:

     1. The Agent shall have received counterparts of this Agreement which, when taken together, bear the signatures of all parties hereto.

     2.  The representations and warranties of the Company set forth in
Section II of this Agreement shall be true and correct in all respects.

    IN WITNESS WHEREOF, the parties have caused this agreement to be executed and delivered as of the date first above written.

                                      DAIRY MART CONVENIENCE STORES, INC.

                                      By: /s/ Susan D. Adams
                                          ---------------------
                                          Name: Susan Adams
                                          Title: Vice President


                                      BANK OF BOSTON CONNECTICUT,
                                      Individually and as Agent

                                      By: /s/ Scott S. Barnett
                                          ----------------------
                                          Name: Scott S. Barnett
                                          Title: Vice President


                                      HELLER FINANCIAL, INC.

                                      By: /s/ William P. Watkins
                                          ------------------------
                                          Name: William P. Watkins
                                          Title: Vice President



                                      STATE STREET BANK AND TRUST COMPANY

                                      By: /s/ Karen F. Booth
                                          ------------------------
                                          Name: Karen Booth
                                          Title: Vice President